December 10, 2009

DREYFUS STATE MUNICIPAL BOND FUNDS
-- Dreyfus Maryland Fund
-- Dreyfus Minnesota Fund
-- Dreyfus Ohio Fund

Supplement to Prospectus
dated September 1, 2009

The following information supersedes any
contrary information contained in the sections of the fund’s
Prospectus entitled “PORTFOLIO MANAGEMENT” or
“MANAGEMENT”

     Jeffrey Burger has been the primary portfolio manager of the Dreyfus Maryland Fund since December 2009. Mr. Burger manages a number of state-specific municipal bond funds managed by Dreyfus, where he has been employed since December 2009. Mr. Burger also is a Senior Analyst for Tax Sensitive Strategies at Standish Mellon Asset Management Company LLC (“Standish”), an affiliate of Dreyfus, specializing in land secured and special tax bonds. Mr. Burger also has been employed by Standish since July 2009.

     David Belton has been the primary portfolio manager of the Dreyfus Minnesota and Dreyfus Ohio Funds since December 2009. Mr. Belton manages a number of state-specific municipal bond funds managed by Dreyfus, where he has been employed since December 2009. Mr. Belton also is the Head of Municipal Bond Research at Standish, with specific responsibilities for health care, toll roads and several major states. Mr. Belton also has been employed by Standish since November 1997.